MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Annual Report

October 31, 1997






Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide
Investments
As of 10/31/97


                                                        Percent of
Ten Largest Industries                                  Net Assets

Financial Services                                        16.0%
Food--Diversified                                         14.5
Insurance                                                 12.3
Diversified Operations                                     5.4
Utilities--Electric, Gas & Water                           5.2
Beverages                                                  5.1
Electric Products                                          4.6
Airlines                                                   4.1
Food Merchandising                                         3.7
Electronics                                                3.6

                                       Country of      Percent of
Ten Largest Equity Holdings            Origin          Net Assets

Cadbury Schweppes PLC                  United Kingdom      6.0%
Nestle S.A. (Registered)               Switzerland         5.8
Westinghouse Electric Corporation      United States       5.4
Guinness PLC                           United Kingdom      5.1
Mercury Asset Management
 Group PLC                             United Kingdom      4.7
Siemens AG                             Germany             4.6
Assicurazioni Generali S.p.A.          Italy               4.4
Federal National Mortgage
 Association                           United States       4.3
Lufthansa AG                           Germany             4.1
Zurich Insurance Group                 Switzerland         3.8



Important Tax
Information
(unaudited)


Of the ordinary income distributions paid by Merrill Lynch Global
Value Fund, Inc. to shareholders of record on December 10, 1996,
7.94% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


Merrill Lynch Global Value Fund, Inc., October 31, 1997


DEAR SHAREHOLDER


Fiscal Year in Review
Since inception (November 1, 1996) through October 31, 1997, total returns for Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +18.91%, +17.62%, +17.62% and +18.56%, respectively, outperforming the +16.77% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--5 of this report to shareholders.)

We are pleased with the Fund's performance in its first fiscal year, especially considering that we spent the first six months of the Fund's operations getting fully invested while many stock markets were appreciating substantially. During the fiscal year, we had a relatively light weighting in US stocks (averaging about 30% of net assets as compared to a 45% benchmark weighting). In retrospect, it would have been advantageous to have had a greater weighting in this strong stock market. On the other hand, we were underweighted in the lackluster Japanese stock market, which enhanced performance. However, the key contributor to the Fund's relative outperformance was stock selection. By this we mean that the Fund's market weightings had a net neutral influence on performance and that holding a somewhat greater-than-normal cash position for much of the fiscal year was a net negative. Therefore, all of the Fund's outperformance relative to the MSCI World Index was a function of stock selection.

Generally, we have been able to invest in companies that we believe have businesses that are better, and are worth more, than what the investment community recognizes. For some portfolio companies, at the time of our purchase, business was clearly improving. These companies were cutting costs, increasing units sold, raising prices, or achieving a combination of all three. At the same time, the managements of some of these companies have interests that were more apparently aligned with those of their non-controlling, passive shareholders. Some of the largest investments fall into this category: Cadbury Schweppes PLC, Guinness PLC and Westinghouse Electric Corporation.

Some other of our largest positions--such as Federal National Mortgage Association (FNMA)--are simply stocks that seemed to us to be reasonably to inexpensively priced in light of their earnings growth prospects. FNMA's earnings were growing at a 10%--15% rate per year, and its stock was selling at a discount to the average US stock. We believed that FNMA was a better-than-average company and was going to have earnings growth that was significantly better than that of the average US company. Therefore, FNMA was selling at a valuation discount to the average US stock, and has better earnings growth prospects. This is an anomaly that we exploited.


How We Define "Value"
As we begin the Fund's new fiscal year, it seems appropriate to review our definition of "value" as it relates to the Fund. The term does not necessarily imply that our stocks must have low price/earnings ratios, low price/book value ratios, high dividend yields, or any combination of these traditional valuation measures. Of course, we do utilize these measures as a way to screen for potential portfolio candidates. However, some of the companies in which we have invested do not appear to be inexpensive on the basis of some of these better-known valuation parameters.

Our approach to value investing involves our attempt to assess what we believe companies are worth. In some cases, we will look to earnings as a measure of value. However, we might instead consider one or more of a variety of other measures to determine what a particular company is worth, such as cash flow, free cash flow, earnings before interest, taxes, depreciation and amortization (EBITDA), the replacement value of physical assets, or the value of intangible assets.

Although our method of assessing value may differ from one company to another, we nonetheless look to "value" as the key variable in making investment decisions. We do not give much (if any) consideration to macroeconomic forecasts or the consensus opinion regarding stock market prospects. Furthermore, we do not employ technical analysis, nor do we make investments with the hope of making a rapid trading profit. Our approach is to simply buy stocks that we believe represent economic value that is greater on a per share basis than their current prices.


Volatility Highlights October
Quarter
The world economic environment has been unsettled during the October quarter and into the first quarter of the Fund's new fiscal year. Many Pacific Basin stock markets and currencies weakened, which has raised investors' concerns regarding the viability of world economic growth. For example, for year-to-date 1997 (through November month-end), markets such as Thailand, Malaysia, Indonesia and the Philippines declined 40%--50% in local currency terms, and as much as 60% in US dollar terms. The Japanese stock market, which held up very well through most of the summer, had declined by 11.5% for 1997 through the end of November in local currency terms, and by 19.5% if we factor in the yen's depreciation relative to the US dollar.

One of the most startling and sharpest declines of all occurred in the Hong Kong stock market which, as of the end of September, was still ahead approximately 15% for the year. However, from October 3 until October 28 (just 17 trading days), the Hong Kong stock market plummeted by 40%. This extraordinary decline has led many investors to wonder about the viability of worldwide economic growth as a result of the Asian stock market turmoil and, accordingly, these concerns have had a negative effect on US and European stock prices. South Korea's collapse (both its currency and stock market) continue to occur as we write this.

While we were fortunate to have no investments in the Southeast Asian stock markets that declined so sharply, we did have an 11.1% exposure to Japan at the end of the October quarter. However, our investment strategy is unchanged in the face of recent stock market turbulence. We continue to purchase stocks that are reasonably valued relative to the businesses they represent. We expect to participate in the annual accretion in the value of these businesses. In addition, we hope for an increase in the relative valuations of these companies as the rest of the investment community comes to regard the attraction of these businesses more as we do.

In Conclusion
Our strong relative performance during the Fund's first fiscal year was somewhat surprising to us. We expect our value-oriented investments to outperform during lackluster or declining stock markets, not necessarily during periods of stock market strength.

As we discussed in a previous report to shareholders, reasonable historic returns on common stock investments are in the range of 6%--7% above the rate of inflation. These returns are much lower than common stock investors have become accustomed to in recent years. We doubt that common stocks in general can continue to provide returns that are equal to those achieved over the past several years. However, while we do not anticipate lofty annual returns for our investments, we continue to believe that, over time, our focus on value will provide attractive returns for shareholders.

We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager

December 12, 1997



Merrill Lynch Global Value Fund, Inc., October 31, 1997

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the MSCI World Index. Beginning and ending values are:

                                 11/01/96**        10/97


ML Global Value Fund, Inc.++--
Class A Shares*                   $ 9,475         $11,267

ML Global Value Fund Inc.++--
Class B Shares*                   $10,000         $11,362

MSCI World Index++++              $10,000         $11,677


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the MSCI World Index. Beginning and ending values are:

                                 11/01/96**        10/97


ML Global Value Fund, Inc.++--
Class C Shares*                   $10,000         $11,662

ML Global Value Fund Inc.++--
Class D Shares*                   $ 9,475         $11,234

MSCI World Index++++              $10,000         $11,677

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.

Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (11/01/96) through 9/30/97      +24.44%        +17.90%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (11/01/96) through 9/30/97      +23.24%        +19.24%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (11/01/96) through 9/30/97      +23.24%        +22.24%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*

Inception (11/01/96) through 9/30/97      +24.09%        +17.57%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent
Performance
Results*
                                                                                                 Total Return
                                                          Net Asset Value                  3 Month      Since Inception++
                                                 10/31/97     7/31/97     11/01/96++      % Change         % Change
ML Global Value Fund, Inc. Class A Shares         $11.83       $12.28      $10.00          -3.66%          +18.91%(1)
ML Global Value Fund, Inc. Class B Shares          11.72        12.20       10.00          -3.93           +17.62(2)
ML Global Value Fund, Inc. Class C Shares          11.72        12.20       10.00          -3.93           +17.62(2)
ML Global Value Fund, Inc. Class D Shares          11.80        12.26       10.00          -3.75           +18.56(3)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++The Fund commenced operations on 11/01/96.
(1)Percent change includes reinvestment of $0.051 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.035 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.047 per share ordinary income dividends.


Merrill Lynch Global Value Fund, Inc., October 31, 1997


PORTFOLIO CHANGES

For the Quarter Ended October 31, 1997

Additions

Houston Industries, Inc.
J.P. Morgan & Company, Inc.
Mitsubishi Heavy Industries, Ltd.
Suzuki Motor Corporation
Teleport Communications Group Inc. (Class A)


Deletions

BTR PLC
Bank of Scotland PLC
Kansas City Southern Industries, Inc.
Tomkins PLC
UNUM Corporation

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                   Shares                                                        Value       Percent of
AMERICA        Industries                Held           Investments                    Cost         (Note 1a)     Net Assets
United States  Diversified           3,450,000     Westinghouse Electric
               Operations                          Corporation                    $   61,738,204    $   91,209,375      5.4%

               Financial Services    1,485,000     Federal National Mortgage
                                                   Association                        58,560,791        71,929,687      4.3
                                       570,000     J.P. Morgan & Company, Inc.        62,920,976        62,557,500      3.7
                                       620,000     Washington Mutual, Inc.            34,548,199        42,392,500      2.5
                                                                                  --------------    --------------    ------
                                                                                     156,029,966       176,879,687     10.5

               Food                    366,300     Wrigley (Wm.) Jr.
                                                   Company (Class B)                  25,168,429        26,510,962      1.6

               Food Merchandising    2,414,000     American Stores Company            60,081,759        62,009,625      3.7

               Insurance               690,000     Horace Mann Educators Corp.        25,535,781        38,812,500      2.3

               Medical Products      1,144,000     Baxter International, Inc.         61,537,393        52,910,000      3.1

               Telecommunications      586,700   ++Teleport Communications
                                                   Group Inc. (Class A)               27,972,114        28,308,275      1.7

               Utilities--Electric,  2,202,100     Houston Industries, Inc.           49,617,722        47,895,675      2.8
               Gas & Water

                                                   Total Investments in
                                                   North America                     467,681,368       524,536,099     31.1

PACIFIC
BASIN/ASIA

Australia      Leisure              10,076,186     Village Roadshow Limited
                                                   (Preferred) (Class A)              27,215,280        18,827,505      1.1

               Property              1,147,500     Lend Lease Corporation             21,243,272        23,561,058      1.4

                                                   Total Investments in Australia     48,458,552        42,388,563      2.5

Japan          Automobiles             124,000     Suzuki Motor Corporation            1,058,449         1,320,356      0.1

               Capital Goods         2,855,000     Mitsubishi Heavy
                                                   Industries, Ltd.                   14,616,188        14,036,311      0.8

               Electrical              883,400     Chudenko Corporation               21,793,001        21,532,002      1.3
               Construction            795,000     Kinden Corporation                  9,753,962         9,920,140      0.6
                                                                                  --------------     -------------    ------
                                                                                      31,546,963        31,452,142      1.9

               Electronics           1,690,000     Matsushita Electric
                                                   Industrial Company, Ltd.           28,894,269        28,398,636      1.7
                                       400,000     Sony Corporation                   36,894,499        33,241,827      1.9
                                                                                  --------------    --------------    ------
                                                                                      65,788,768        61,640,463      3.6

               Insurance             1,829,000     Dai-Tokyo Fire & Marine
                                                   Insurance Co., Ltd.                 7,878,152         7,850,961      0.5
                                       784,000     Nichido Fire & Marine
                                                   Insurance Co., Ltd.                 4,117,378         5,067,532      0.3
                                     1,300,000     Sumitomo Marine & Fire
                                                   Insurance Co., Ltd.                10,316,345         8,673,155      0.5
                                       850,000     Tokio Marine & Fire
                                                   Insurance Co., Ltd.                10,618,405         8,485,151      0.5
                                                                                  --------------    --------------    ------
                                                                                      32,930,280        30,076,799      1.8

               Office Equipment      1,987,000     Canon, Inc.                        47,474,231        48,265,868      2.9

                                                   Total Investments in Japan        193,414,879       186,791,939     11.1

                                                   Total Investments in the
                                                   Pacific Basin/Asia                241,873,431       229,180,502     13.6
WESTERN
EUROPE

France         Food--Diversified       302,000     Groupe Danone S.A.                 43,350,953        46,203,643      2.7

                                                   Total Investments in France        43,350,953        46,203,643      2.7

Germany        Airlines              3,957,200     Lufthansa AG                       66,424,269        69,246,974      4.1

               Electric Products     1,241,500     Siemens AG                         82,182,413        76,578,774      4.6

                                                   Total Investments in Germany      148,606,682       145,825,748      8.7

Ireland        Banking               3,800,000     Allied Irish Banks PLC             29,461,508        32,001,898      1.9
                                         9,500     Allied Irish Banks PLC (ADR)*         482,133           483,312      0.0

                                                   Total Investments in Ireland       29,943,641        32,485,210      1.9

Italy          Financial Services    1,610,000     Istituto Mobiliare
                                                   Italiano S.p.A. (Ordinary)         16,269,349        14,425,021      0.8

Insurance                            3,302,000     Assicurazioni Generali S.p.A.      71,360,717        73,961,830      4.4

                                                   Total Investments in Italy         87,630,066        88,386,851      5.2

Netherlands    Telecommunications      625,500     Koninklijke PTT Nederland N.V.     23,557,331        23,921,297      1.4

                                                   Total Investments in the
                                                   Netherlands                        23,557,331        23,921,297      1.4

Switzerland    Food--Diversified        68,800     Nestle S.A. (Registered)           76,406,314        97,271,516      5.8

               Insurance               155,000     Zurich Insurance Group             44,779,878        64,199,212      3.8

               Pharmaceuticals          36,000     Novartis AG (Registered)           42,062,908        56,573,271      3.3

                                                   Total Investments in
                                                   Switzerland                       163,249,100       218,043,999     12.9

United         Beverages             9,560,000     Guinness PLC                       73,020,852        85,481,772      5.1
Kingdom
               Financial Services    3,628,800     Mercury Asset Management
                                                   Group PLC                          80,411,027        80,052,925      4.7

               Food--Diversified    10,100,000     Cadbury Schweppes PLC              91,146,039       101,662,560      6.0

               Utilities--           3,245,000     United Utilities PLC               32,322,019        39,658,170      2.4
               Electric,
               Gas & Water
                                                   Total Investments in the
                                                   United Kingdom                    276,899,937       306,855,427     18.2

                                                   Total Investments in
                                                   Western Europe                    773,237,710       861,722,175     51.0


Merrill Lynch Global Value Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
SHORT-TERM                              Face                                                            Value     Percent of
SECURITIES                             Amount                 Issue                     Cost         (Note 1a)    Net Assets
               Commercial          $21,718,000     General Motors Acceptance
               Paper**                             Corp., 5.75% due 11/03/1997    $   21,711,062    $   21,711,062      1.3%

                                                   Total Investments in
                                                   Short-Term Securities              21,711,062        21,711,062      1.3


               Total Investments                                                  $1,504,503,571     1,637,149,838     97.0
                                                                                  ==============
               Unrealized Depreciation on Forward Foreign Exchange Contracts++++                        (4,273,495)    (0.3)

               Other Assets Less Liabilities                                                            55,156,785      3.3
                                                                                                    --------------    ------
               Net Assets                                                                           $1,688,033,128    100.0%
                                                                                                    ==============    ======

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
             ++Non-income producing security.
           ++++Forward foreign exchange contracts as of October 31, 1997 were as follows:
                                                                        Unrealized
               Foreign                                                 Appreciation
               Currency                              Expiration       (Depreciation)
               Purchased                                Date            (Note 1c)
               Chf                  3,341,304       January 1998       $    84,483
               DM                  12,599,872       January 1998          (336,643)
               Frf                 25,039,501       January 1998            60,784
               Pound Sterling       3,066,000       January 1998           147,591
               YEN              4,914,943,198       January 1998        (1,486,585)

               Total (US$ Commitment--$62,095,363)                      (1,530,370)
                                                                       -----------
               Foreign
               Currency Sold

               Chf                218,010,167       January 1998       $  (598,485)
               Chf                 16,625,000        August 1998          (490,461)
               DM                 205,746,631       January 1998           256,906
               Frf                371,183,000       January 1998         3,661,868
               Pound Sterling     138,698,880       January 1998        (9,076,615)
               Lit             97,882,627,500       October 1998        (1,228,150)
               Nlg                 52,295,660       January 1998         1,227,038
               YEN             13,023,536,143       January 1998         3,504,774

               Total (US$ Commitment--$778,096,772)                     (2,743,125)
                                                                       -----------
               Total Unrealized Depreciation on
               Forward Foreign Exchange Contracts--Net                 $(4,273,495)
                                                                       ===========

               See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1997
Assets:             Investments, at value (identified cost--$1,504,503,571) (Note 1a)                     $1,637,149,838
                    Cash                                                                                             166
                    Foreign cash (Note 1b)                                                                    71,756,228
                    Receivables:
                      Dividends                                                          $    3,673,583
                      Capital shares sold                                                     2,402,826        6,076,409
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     157,230
                    Prepaid registration fees and other assets (Note 1g)                                          78,141
                                                                                                          --------------
                    Total assets                                                                           1,715,218,012
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign
                    exchange contracts (Note 1c)                                                               4,273,495
                    Payables:
                      Securities purchased                                                   17,101,625
                      Capital shares redeemed                                                 2,149,711
                      Distributor (Note 2)                                                    1,284,551
                      Investment adviser (Note 2)                                             1,116,614       21,652,501
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,258,888
                                                                                                          --------------
                    Total liabilities                                                                         27,184,884
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,688,033,128
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      454,710
                    Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                             10,056,806
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,853,793
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,014,926
                    Paid-in capital in excess of par                                                       1,469,175,588
                    Undistributed investment income--net                                                      10,195,652
                    Undistributed realized capital gains on investments and
                    foreign currency transations--net                                                         63,319,495
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               130,962,158
                                                                                                          --------------
                    Net assets                                                                            $1,688,033,128
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $53,775,510 and
Value:                       4,547,095 shares outstanding                                                 $        11.83
                                                                                                          ==============
                    Class B--Based on net assets of $1,179,124,848 and
                             100,568,058 shares outstanding                                               $        11.72
                                                                                                          ==============
                    Class C--Based on net assets of $217,341,363 and
                             18,537,933 shares outstanding                                                $        11.72
                                                                                                          ==============
                    Class D--Based on net assets of $237,791,407 and
                             20,149,261 shares outstanding                                                $        11.80
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., October 31, 1997

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1997++
Investment          Dividends (net of $2,588,136 foreign withholding tax)                                   $ 27,596,209
Income              Interest and discount earned                                                               9,902,447
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                              37,498,656
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          9,957,530
                    Account maintenance and distribution fees--Class B (Note 2)                                9,355,347
                    Account maintenance and distribution fees--Class C (Note 2)                                1,696,508
                    Transfer agent fees--Class B (Note 2)                                                      1,047,174
                    Registration fees (Note 1g)                                                                  739,842
                    Custodian fees                                                                               513,563
                    Account maintenance fees--Class D (Note 2)                                                   484,472
                    Transfer agent fees--Class C (Note 2)                                                        193,464
                    Accounting services (Note 2)                                                                 191,495
                    Transfer agent fees--Class D (Note 2)                                                        178,244
                    Printing and shareholder reports                                                             161,582
                    Amortization of organization expenses--net (Note 1g)                                          39,307
                    Professional fees                                                                             38,989
                    Directors' fees and expenses                                                                  37,950
                    Transfer agent fees--Class A (Note 2)                                                         25,932
                    Pricing fees                                                                                   6,367
                    Other                                                                                          8,724
                                                                                                            ------------
                    Total expenses                                                                            24,676,490
                                                                                                            ------------
                    Investment income--net                                                                    12,822,166
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                    $  63,319,496
(Loss) on             Foreign currency transactions--net                                      1,202,141       64,521,637
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      132,646,267
(Notes 1b, 1c,        Foreign currency transactions--net                                    (1,684,109)      130,962,158
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            195,483,795
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $208,305,961
                                                                                                            ============


STATEMENT OF CHANGES IN NET ASSETS
                    Increase (Decrease) in Net Assets:                               For the Year Ended October 31, 1997++
Operations:         Investment income--net                                                                $   12,822,166
                    Realized gain on investments and foreign currency
                    transactions--net                                                                         64,521,637
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               130,962,158
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                     208,305,961
                                                                                                          --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                    (72,233)
(Note 1h):            Class B                                                                                 (2,571,571)
                      Class C                                                                                   (463,638)
                      Class D                                                                                   (721,214)
                                                                                                          --------------
                    Net decrease in net assets resulting from dividends to shareholders                       (3,828,656)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,483,455,823
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                           1,687,933,128
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period*                                                                        $1,688,033,128
                                                                                                          ==============

                   *Undistributed investment income--net (Note 1i)                                        $   10,195,652
                                                                                                          ==============

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.           For the Year Ended
                                                                                      October 31, 1997++
                    Increase (Decrease) in Net Asset Value:       Class A**       Class B**       Class C**      Class D**
Per Share           Net asset value, beginning of period.         $  10.00      $    10.00       $  10.00       $  10.00
Operating                                                         --------      ----------       --------       --------
Performance:        Investment income--net                             .17             .09            .09            .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                 1.71            1.67           1.67           1.67
                                                                  --------      ----------       --------       --------
                    Total from investment operations                  1.88            1.76           1.76           1.85
                                                                  --------      ----------       --------       --------
                    Less dividends from investment
                    income--net                                       (.05)           (.04)          (.04)          (.05)
                                                                  --------      ----------       --------       --------
                    Net asset value, end of period                $  11.83      $    11.72       $  11.72       $  11.80
                                                                  ========      ==========       ========       ========

Total Investment    Based on net asset value per share              18.91%          17.62%         17.62%         18.56%
Return:*                                                          ========      ==========       ========       ========

Ratios to Average   Expenses                                          .97%           1.99%          1.99%          1.22%
Net Assets:                                                       ========      ==========       ========       ========
                    Investment income--net                           1.88%            .84%           .83%          1.62%
                                                                  ========      ==========       ========       ========
Supplemental        Net assets, end of period
Data:               (in thousands)                                $ 53,776      $1,179,125       $217,341       $237,791
                                                                  ========      ==========       ========       ========
                    Portfolio turnover                              77.65%          77.65%         77.65%         77.65%
                                                                  ========      ==========       ========       ========
                    Average commission rate paid++++              $  .0351      $    .0351       $  .0351       $  .0351
                                                                  ========      ==========       ========       ========


                   *Total investment returns exclude the effects of sales loads.
                  **Based on average shares outstanding during the period.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Global Value Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on November 1, 1996, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $1,202,142 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account        Distribution
                              Maintenance Fee        Fee

Class B                             0.25%           0.75%
Class C                             0.25%           0.75%
Class D                             0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Global Value Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


For the period November 1, 1996 (commencement of operations) to October 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD         MLPF&S

Class A                          $    49     $      865
Class D                          $96,252     $1,346,139

For the period November 1, 1996 to October 31, 1997, MLPF&S received contingent deferred sales charges of $1,230,604 and $122,657 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,000 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $396,160 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 1996 to October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 1, 1996 to October 31, 1997 were
$2,263,937,637 and $844,464,820, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:
                                         Realized         Unrealized
                                      Gains (Losses)    Gains (Losses)

Long-term investments                 $ 63,319,692      $ 132,646,267
Short-term investments                        (196)                --
Forward foreign exchange contracts              --         (4,273,495)
Foreign currency transactions            1,202,141          2,589,386
                                      ------------      -------------
Total                                 $ 64,521,637      $ 130,962,158
                                      ============      =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $132,646,267, of which $168,345,842 related to appreciated securities and $35,699,575 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $1,504,503,571.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,483,455,823 for the period November 1, 1996 to October 31,
1997.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                                5,152,431    $  57,303,237
Shares issued to shareholders in
reinvestment of dividends                      6,207           62,009
                                        ------------    -------------
Total issued                               5,158,638       57,365,246
Shares redeemed                             (614,043)      (6,856,145)
                                        ------------    -------------
Net increase                               4,544,595    $  50,509,101
                                        ============    =============
[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                              109,016,851   $1,127,788,851
Shares issued to shareholders in
reinvestment of dividends                    211,285        2,110,732
                                        ------------   --------------
Total issued                             109,228,136    1,129,899,583
Automatic conversion of shares              (207,246)      (2,300,318)
Shares redeemed                           (8,455,332)     (92,416,446)
                                        ------------   --------------
Net increase                             100,565,558   $1,035,182,819
                                        ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class C Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                               20,686,388    $ 214,642,345
Shares issued to shareholders in
reinvestment of dividends                     39,137          390,984
                                        ------------    -------------
Total issued                              20,725,525      215,033,329
Shares redeemed                           (2,190,092)     (23,679,275)
                                        ------------    -------------
Net increase                              18,535,433    $ 191,354,054
                                        ============    =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                               Dollar
November 1, 1996++ to October 31, 1997      Shares          Amount

Shares sold                               22,812,954    $ 235,349,723
Automatic conversion of shares               206,573        2,300,318
Shares issued to shareholders
in reinvestment of dividends                  62,231          621,693
                                        ------------    -------------
Total issued                              23,081,758      238,271,734
Shares redeemed                           (2,934,997)     (31,861,885)
                                        ------------    -------------
Net increase                              20,146,761    $ 206,409,849
                                        ============    =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Commitments:
At October 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $10,254,000.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of October 31, 1997, the related statements of operations and changes in net assets and the financial highlights for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 1997 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 12, 1997
</AUDIT-REPORT>